UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2013

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 7, 2013, DCP Midstream Partners, LP (the “Partnership”) and certain of its affiliates (collectively, the “Partnership Parties”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance and sale by the Partnership, and the purchase by the Underwriters, of 9,000,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $50.04 per Common Unit (the “Offering”). The Offering of the Common Units was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-182116) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on June 14, 2012, as supplemented by a Prospectus Supplement dated August 7, 2013, as filed with the Commission on August 8, 2013, pursuant to Rule 424(b)(2) of the Securities Act. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 Common Units on the same terms as those relating to the Common Units sold by the Partnership in the Offering. The Offering is scheduled to close on August 13, 2013.
The Partnership intends to use the net proceeds from the Offering, including the net proceeds from any exercise of the Underwriters' option to purchase additional Common Units, to repay indebtedness outstanding under its revolving credit facility.
Pursuant to the Underwriting Agreement, the Partnership Parties agreed, among other things, to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to this exhibit.
The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement. Affiliates of certain of the Underwriters are lenders under the Partnership's revolving credit facility and accordingly will receive a portion of the proceeds from the Offering.

Item 7.01 Regulation FD Disclosure.
On August 7, 2013, the Partnership issued a press release announcing the pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

1.1
Underwriting Agreement dated August 7, 2013 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters

5.1	Opinion of Holland & Hart LLP

8.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1 hereto)

99.1	Press Release, dated August 7, 2013

Cautionary Statement regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the intended use of Offering proceeds, the anticipated closing date of the Offering and other aspects of the Offering. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including market conditions, customary closing conditions and other factors described in the prospectus supplement and accompanying prospectus for the Offering. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership's actual results may vary materially from what management anticipated, estimated, projected or expected.
Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership's reports filed from time to time with the Commission and in the prospectus supplement and accompanying prospectus for the Offering. The forward-looking statements contained herein speak only as of the date of this report. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary
August 8, 2013

EXHIBITS INDEX

Exhibit Number	Description

1.1
Underwriting Agreement dated August 7, 2013 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters

5.1	Opinion of Holland & Hart LLP

8.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1 hereto)

99.1	Press Release, dated August 7, 2013